                                                                     EXHIBIT C-1



NAME OF OBLIGOR              TITLE OF ISSUE             INDENTURE                     PREVIOUSLY FILED
                                                        (OR OTHER FUNDAMENTAL
                                                        DOCUMENT)
CenterPoint Energy Houston   Collateralized             Fifth Supplemental            Form 8-K of
Electric, LLC                Medium-Term Notes,         Indenture dated as of         CenterPoint
                             Series C, 6.50%            August 31, 2002, among CNP,   Energy, Inc.
                             Due April 21, 2003         Reliant Energy,               # 333-69502,
                             Secured by CEHE First      Incorporated ("REI") and      filed with the SEC on
                             Mortgage Bonds             JPMorgan Chase Bank           September 3, 2002
                             Obligor: CNP               (supplementing the
                             Not Assumed                Collateral Trust Indenture
                                                        dated as of September 1,
                                                        1988 pursuant to which
                                                        REI's Series C Medium
                                                        Term Notes were issued)

CenterPoint Energy, Inc.     2.0% Zero-Premium          Supplemental Indenture No.    Form 8-K of
                             Exchangeable               2 dated as of August 31,      CenterPoint
                             Subordinated Notes (ZENS)  2002 among CNP, REI and       Energy, Inc.
                             Due September 15, 2029     JPMorgan Chase Bank           # 333-69502,
                             Unsecured                  (supplementing the            filed with the SEC on
                                                        Subordinated Indenture        September 3, 2002
                                                        dated as of September 1,
                                                        1999 under which REI's
                                                        2% Zero-Premium
                                                        Exchangeable
                                                        Subordinated Notes Due
                                                        2029 were issued)

CenterPoint Energy Houston   Brazos River Authority     Fifty-Fourth Supplemental     Form 10-Q of Houston
Electric, LLC                Collateralized Revenue     Indentures Mortgage and       Lighting & Power for
                             Refunding Bonds            Deed of Trust, dated          the quarter ended
                             (Houston Lighting &        November 1, 1944 between      March 31, 1992
                             Power Company Project)     Houston Lighting & Power      # 1-3187
                             Series 1992A, 6.70%        and Chase Bank of Texas,      filed with the SEC on
                             Due March 1, 2017          National Association          May 15, 1992
                             Secured by CenterPoint     (formerly, South Texas
                             Energy Houston Electric,   Commercial National Bank
                             LLC First Mortgage Bonds   Houston), as Trustee, as
                             Obligor: CenterPoint       of amended and supplemented
                             Energy, Inc.               (the "Morgage and Deed
                             Not Assumed                of Trust") to the dated as
                                                        of March 1, 1992

CenterPoint Energy Houston   Brazos River Authority     Fifty-Sixth Supplemental/     Form 10-Q of Houston
Electric, LLC                Collateralized Revenue     Indenture the Mortgage        Lighting & Power for
                             Refunding Bonds            and Deed of Trustee dated    the quarter ended
                             (Houston Lighting &        as of October 1, 1992        September 30, 1992
                             Power Company Project)                                   # 1-3187
                             Series 1992B, 6.375%                                     filed with the SEC on
                             Due April 1, 2012                                        November 16, 1992
                             Secured by CenterPoint
                             Energy Houston, LLC
                             First Mortgage Bonds
                             Obligor: CenterPoint
                             Energy, Inc.
                             Not Assumed

CenterPoint Energy Houston   Brazos River Authority     Sixty-First Supplemental      Form 10-K of Houston
Electric, LLC                Collateralized Revenue     Indenture to Exhibit          Lighting & Power for
                             Refunding Bonds            the Mortgage and Deed of      the year ended
                             (Houston Lighting &        Trust dated as of December    December 31, 1993
                             Power Company Project)     1, 1993                       # 1-3187
                             Series 1993, 5.60%                                       filed with the SEC on
                             Due December 1, 2017                                     March 11, 1994
                             Secured by CenterPoint
                             Energy Houston Electric,
                             LLC First Mortgage Bonds
                             Obligor: CenterPoint
                             Energy, Inc.
                             Not Assumed


NAME OF OBLIGOR              TITLE OF ISSUE             INDENTURE                     PREVIOUSLY FILED
                                                        (OR OTHER FUNDAMENTAL
                                                        DOCUMENT)
CenterPoint Energy Houston   Brazos River Authority     Sixty-Fourth and              Form 10-K of Houston
Electric, LLC                Collateralized Revenue     Sixty-Fifth Supplemental      Lighting & Power for
                             Refunding Bonds            Indentures to Exhibit         the year ended
                             (Houston Lighting &        4(a)(1) each dated as of      December 31, 1995
                             Power Company Project)     July 1, 1995                  # 1-3187
                             Series 1995, 5.80%                                       filed with the SEC on
                             Due August 1, 2015                                       March 29,1996
                             Secured by CenterPoint
                             Energy Houston Electric,
                             LLC First Mortgage Bonds
                             Obligor: CenterPoint
                             Energy, Inc.
                             Not Assumed

CenterPoint Energy Houston   Brazos River Authority     Second Supplemental           Form 10-Q of
Electric, LLC                Collateralized Revenue     Indenture dated as of         CenterPoint Energy
                             Refunding Bonds            October 10, 2002              Houston Electric, LLC
                             (Houston Lighting &        supplementing the General     for the quarter ended
                             Power Company Project)     Mortgage Indenture dated as   September 30, 2002
                             Series 1997, 5.05%         of October 10, 2002 among     # 1-3187
                             Due November 1, 2018       CenterPoint Energy Houston    filed with the SEC on
                             Secured by CEHE General    Electric, LLC and JPMorgan    November 14, 2002
                             Mortgage Bonds             Chase Bank listed as
                             Obligor: CNP               Exhibit 4(j)(3)
                             Not Assumed

CenterPoint Energy Houston   Brazos River Authority     Fourth Supplemental           Form 10-Q of
Electric, LLC                Collateralized Revenue     Indenture dated as of         CenterPoint Energy
                             Refunding Bonds            October 10, 2002              Houston Electric, LLC
                             (Houston Lighting &        supplementing the General     for the quarter ended
                             Power Company Project)     Mortgage Indenture dated as   September 30, 2002
                             Series 1998A, 5.125%       of October 10, 2002 among     # 1-3187
                             Due May 1, 2019            CenterPoint Energy Houston    filed with the SEC on
                             Secured by CEHE General    Electric, LLC and JPMorgan    November 14, 2002
                             Mortgage Bonds             Chase Bank listed as
                             Obligor: CNP               Exhibit 4(j)(5)
                             Not Assumed

CenterPoint Energy Houston   Brazos River Authority     Fifth Supplemental            Form 10-Q of
Electric, LLC                Revenue Refunding Bonds    Indenture dated as of         CenterPoint Energy
                             (Houston Industries        October 10, 2002              Houston Electric, LLC
                             Incorporated Project)      supplementing the General     for the quarter ended
                             Series 1998B, 5.125%       Mortgage Indenture dated as   September 30, 2002
                             Due November 1, 2020       of October 10, 2002 among     # 1-3187
                             Secured by CEHE General    CenterPoint Energy Houston    filed with the SEC on
                             Mortgage Bonds             Electric, LLC and JPMorgan    November 14, 2002
                             Obligor: CNP               Chase Bank listed as
                             Not Assumed                Exhibit 4(j)(6)

CenterPoint Energy Houston   Brazos River Authority     Sixth Supplemental            Form 10-Q of
Electric, LLC                Revenue Refunding Bonds    Indenture dated as of         CenterPoint Energy
                             (Houston Industries        October 10, 2002              Houston Electric, LLC
                             Incorporated Project)      supplementing the General     for the quarter ended
                             Series 1998C, 5.125%       Mortgage Indenture dated as   September 30, 2002
                             Due May 1, 2019            of October 10, 2002 among     # 1-3187
                             Secured by CEHE General    CenterPoint Energy Houston    filed with the SEC on
                             Mortgage Bonds             Electric, LLC and JPMorgan    November 14, 2002
                             Obligor: CNP               Chase Bank listed as
                             Not Assumed                Exhibit 4(j)(7)

CenterPoint Energy Houston   Gulf Coast Waste           Fifty-Sixth and               Form 10-Q of Houston
Electric, LLC                Disposal Authority         Fifty-Seventh Supplemental    Lighting & Power
                             Collateralized Revenue     Indentures to Exhibit         Company for the
                             Refunding Bonds            4(a)(1) each dated as of      quarter ended
                             (Houston Lighting &        October 1, 1992               September 30, 1992
                             Power Company Project)                                   # 1-3187
                             Series 1992A, 6.375%                                     filed with the SEC on
                             Due April 1, 2012                                        November 16, 1992
                             Secured by CEHE General
                             Mortgage Bonds
                             Obligor: CNP
                             Not Assumed

NAME OF OBLIGOR              TITLE OF ISSUE             INDENTURE                     PREVIOUSLY FILED
                                                        (OR OTHER FUNDAMENTAL
                                                        DOCUMENT)
CenterPoint Energy Houston   Gulf Coast Waste           Sixty-First through           Form 10-K of Houston
Electric, LLC                Disposal Authority         Sixty-Third Supplemental      Lighting & Power
                             Collateralized Revenue     Indentures to Exhibit         Company for the year
                             Refunding Bonds            4(a)(1) each dated as of      ended December 31,
                             (Houston Lighting &        December 1, 1993              1993
                             Power Company Project)                                   # 1-3187
                             Series 1993, 4.90%                                       filed with the SEC on
                             Due December 1, 2003                                     March 11, 1994
                             Secured by CEHE General
                             Mortgage Bonds
                             Obligor: CNP
                             Not Assumed

CenterPoint Energy Houston   Gulf Coast Waste           Seventh Supplemantal          Form 10-Q of
Electric, LLC                Disposal Authority         Indenture dated as of         CenterPoint Energy
                             Revenue Refunding Bonds    October 10, 2002              Houston Electric, LLC
                             (Reliant Energy,           supplementing the General     for the quarter ended
                             Incorporated Project)      Mortgage Indenture dated as   September 30, 2002
                             Series 1999, 4.70%         of October 10, 2002 among     # 1-3187
                             Due January 1, 2011        CenterPoint Energy Houston    filed with the SEC on
                             Secured by CEHE General    Electric, LLC and JPMorgan    November 14, 2002
                             Mortgage Bonds             Chase Bank listed as
                             Obligor: CNP               Exhibit 4(j)(8)
                             Not Assumed

CenterPoint Energy           Matagorda County           Fifty-Second through          Form 10-Q filed by
Houston Electric, LLC        Navigation District        Fifty-Fifth Supplemental      Houston Lighting &
                             Number One                 Indentures to Exhibit         Power for the quarter
                             Collateralized Revenue     4(a)(1) each dated as of      ended March 31,1992
                             Refunding Bonds            March 1, 1992                 # 1-3187
                             (Houston Lighting &                                      filed with the SEC on
                             Power Company Project)                                   May 15, 1992
                             Series 1992A, 6.70%
                             Due March 1, 2027
                             Secured by CEHE First
                             Mortgage Bonds
                             Obligor: CNP
                             Not Assumed

CenterPoint Energy           Matagorda County           Sixty-Fourth and              Form 10-K filed by
Houston Electric, LLC        Navigation District        Sixty-Fifth Supplemental      Houston Lighting &
                             Number One                 Indentures to Exhibit         Power for the year
                             Collateralized Revenue     4(a)(1) each dated as of      ended December 31,
                             Refunding Bonds            July 1, 1995                  1995
                             (Houston Lighting &                                      # 1-3187
                             Power Company Project)                                   filed with the SEC on
                             Series 1995, 5.80%                                       March 29, 1996
                             Due October 15, 2015
                             Secured by CEHE First
                             Mortgage Bonds
                             Obligor: CNP
                             Not Assumed

CenterPoint Energy, Inc.     Matagorda County           Third Supplemental            Form 10-Q of
Houston Electric, LLC        Navigation District        Indenture dated as of         CenterPoint Energy
                             Number One                 October 10, 2002              Houston Electric, LLC
                             Revenue Refunding Bonds    supplementing the General     for the quarter ended
                             (Houston Lighting &        Mortgage Indenture dated as   September 30, 2002
                             Power Company Project)     of October 10, 2002 among     # 1-3187
                             Series 1997, 5.125%        CenterPoint Energy Houston    filed with the SEC on
                             Due November 1, 2028       Electric, LLC and JPMorgan    November 14, 2002
                             Secured by CEHE General    Chase Bank listed as
                             Mortgage Bonds             Exhibit 4(j)(4)
                             Obligor: CNP
                             Not Assumed

NAME OF OBLIGOR              TITLE OF ISSUE             INDENTURE                     PREVIOUSLY FILED
                                                        (OR OTHER FUNDAMENTAL
                                                        DOCUMENT)
CenterPoint Energy           Matagorda County           Eighth Supplemental           Form 10-Q filed by
Houston Electric, LLC        Navigation District        Indenture dated as of         CenterPoint Energy
                             Number One                 October 10, 2002              Houston Electric, LLC
                             Revenue Refunding Bonds    supplementing the General     for the quarter ended
                             (Reliant Energy,           Mortgage Indenture dated as   September 30, 2002
                             Incorporated Project)      of October 10, 2002 among     # 1-3187
                             Series 1998A, 5.25%        CenterPoint Energy Houston    filed with the SEC on
                             Due June 1, 2026           Electric, LLC and JPMorgan    November 14, 2002
                             Secured by CEHE General    Chase Bank listed as
                             Mortgage Bonds             Exhibit 4(j)(9)
                             Obligor: CNP
                             Not Assumed

CenterPoint Energy           First Mortgage Bonds       Fifty-First Supplemental      Form 10-Q filed by
Houston Electric, LLC        9.15% Series               Indenture to Exhibit          Houston Lighting &
                             Due March 15, 2021         4(a)(1) dated as of March     Power for the quarter
                             Secured                    25, 1991                      ended June 30, 1991
                                                                                      # 1-3187
                                                                                      filed with the SEC on
                                                                                      August 14, 1991


CenterPoint Energy           First Mortgage Bonds       Fifty-Second through          Form 10-Q filed by
Houston Electric, LLC        8-3/4% Series              Fifty-Fifth Supplemental      Houston Lighting &
                             Due March 1, 2022          Indentures to Exhibit         Power for the quarter
                             Secured                    4(a)(1) each dated as of      ended March 31, 1992
                                                        March 1, 1992                 # 1-3187
                                                                                      filed with the SEC on
                                                                                      May 15, 1992


CenterPoint Energy           First Mortgage Bonds       Fifty-Eighth and              Form 10-Q filed by
Houston Electric, LLC        7-3/4% Series              Fifty-Ninth Supplemental      Houston Lighting &
                             Due March 15, 2023         Indentures to Exhibit         Power for the quarter
                             Secured                    4(a)(1) each dated as of      ended March 31, 1993
                                                        March 31, 1993                # 1-3187


CenterPoint Energy           First Mortgage Bonds       Sixtieth Supplemental         Form 10-Q filed by
Houston Electric, LLC        7-1/2% Series              Indenture to Exhibit          Houston Lighting &
                             Due July 1, 2023           4(a)(1) dated as of July 1,   Power for the quarter
                             Secured                    1993                          ended June 30, 1993
                                                                                      # 1-3187
                                                                                      filed with the SEC on
                                                                                      August 16, 1993


CenterPoint Energy           Convertible Subordinated   Indenture, dated as of        Form S-3 Registration
Resources Corp.              Debentures, 6%             March 31, 1987, between       Statement of NorAm
                             Due March 15, 2012 (with   NorAm and Chase Manhattan     # 33-14586
                             annual sinking fund)       Bank, N.A., as Trustee,       filed with the SEC on
                             Unsecured                  authorizing 6% Convertible    May 27, 1987
                                                        Subordinated Debentures due
                                                        2012

CenterPoint Energy           Debentures, 6-1/2%         (a) Indenture dated as of     Form 8-K of
Resources Corp.              Due February 1, 2008       February 1, 1998, between     CenterPoint Energy
                             Unsecured                  RERC Corp. and Chase Bank     Resources Corp.
                                                        of Texas, National            # 1-13265
                                                        Association, as Trustee       filed with the SEC on
                                                                                      February 5, 1998
                                                        (b) Supplemental Indenture
                                                        No. 1 dated as of February
                                                        1, 1998, providing for the
                                                        issuance of RERC Corp's 6
                                                        1/2% Debentures due
                                                        February 1, 2008

NAME OF OBLIGOR              TITLE OF ISSUE             INDENTURE                     PREVIOUSLY FILED
                                                        (OR OTHER FUNDAMENTAL
                                                        DOCUMENT)
CenterPoint Energy           Term Enhanced              Supplemental Indenture No.    Form 8-K of
Resources Corp.              ReMarketable Securities    2 dated as of November 1,     CenterPoint Energy
                             (TERMS), 6-3/8%            1998, providing for the       Resources Corp.
                             Due November 1, 2003       issuance of RERC Corp.'s      # 1-13265
                             Unsecured                  6 3/8% Term Enhance           filed with the SEC on
                                                        ReMarketable Securities       November 9, 1998

CenterPoint Energy           Notes, 8.125%              Supplemental Indenture No.    Form S-4 Registration
Resources Corp.              Due July 15, 2005          3, dated as of July 1,        Statement of
                             Unsecured                  2000, providing for the       CenterPoint Energy
                                                        issuance of RERC Corp.'s      Resources Corp.
                                                        8.125% Notes due 2005         # 333-49162
                                                                                      filed with the SEC on
                                                                                      November 2, 2000

CenterPoint Energy           Notes, 7.75%               Supplemental Indenture No.    Form 8-K of
Resources Corp.              Due February 15, 2011      4, dated as of February 15,   CenterPoint Energy
                             Unsecured                  2001, providing for the       Resources Corp.
                                                        issuance of RERC Corp.'s      # 1-13265
                                                        7.75% Notes due 2011          filed with the SEC on
                                                                                      February 21, 2001

CenterPoint Energy           Transition Bonds           (a) Form of Indenture         Form 8-K of
Transition Bond Company,     Series 2001-1, Class A-1   (incorporated by reference    CenterPoint Energy
LLC                          Expected to mature         from the Company's Current    Transition Bond
                             serially 2002-2005         Report on Form 8-K, File      Company, LLC
                             Secured by transition      No. 333-91093, filed with     # 333-91093
                             property                   the Commission on October     filed with the SEC on
                                                        23, 2001)                     October 23, 2001

                                                        (b) Form of Supplemental
                                                        Indenture (incorporated by
                                                        reference from the
                                                        Company's Current Report on
                                                        Form 8-K, File No.
                                                        333-91093, filed with the
                                                        Commission on October 23,
                                                        2001)

CenterPoint Energy           Transition Bonds           (a) Form of Indenture         Form 8-K of
Transition Bond Company,     2001-1, Class A-2          (incorporated by reference    CenterPoint Energy
LLC                          Expected to mature         from the Company's Current    Transition Bond
                             serially 2005-2007         Report on Form 8-K, File      Company, LLC
                             Secured by transition      No. 333-91093, filed with     # 333-91093
                             property                   the Commission on October     filed with the SEC on
                                                        23, 2001)                     October 23, 2001

                                                        (b) Form of Supplemental
                                                        Indenture (incorporated by
                                                        reference from the
                                                        Company's Current Report on
                                                        Form 8-K, File No.
                                                        333-91093, filed with the
                                                        Commission on October 23,
                                                        2001)

CenterPoint Energy           Transition Bonds           (a) Form of Indenture         Form 8-K of
Transition Bond Company,     Series 2001-1, Class A-3   (incorporated by reference    CenterPoint Energy
LLC                          Expected to mature         from the Company's Current    Transition Bond
                             serially 2007-2009         Report on Form 8-K, File      Company, LLC
                             Secured by transition      No. 333-91093, filed with     # 333-91093
                             property                   the Commission on October     filed with the SEC on
                                                        23, 2001)                     October 23, 2001

                                                        (b) Form of Supplemental
                                                        Indenture (incorporated by
                                                        reference from the
                                                        Company's Current Report on
                                                        Form 8-K, File No.
                                                        333-91093, filed with the
                                                        Commission on October 23,
                                                        2001)

NAME OF OBLIGOR              TITLE OF ISSUE             INDENTURE                     PREVIOUSLY FILED
                                                        (OR OTHER FUNDAMENTAL
                                                        DOCUMENT)
CenterPoint Energy           Transition Bonds           (a) Form of Indenture         Form 8-K of
Transition Bond Company,     Series 2001-1, Class A-4   (incorporated by reference    CenterPoint Energy
LLC                          Expected to mature         from the Company's Current    Transition Bond
                             serially 2009-2013         Report on Form 8-K, File      Company, LLC
                             Secured by transition      No. 333-91093, filed with     # 333-91093
                             property                   the Commission on October     filed with the SEC on
                                                        23, 2001)                     October 23, 2001

                                                        (b) Form of Supplemental
                                                        Indenture (incorporated by
                                                        reference from the
                                                        Company's Current Report on
                                                        Form 8-K, File No.
                                                        333-91093, filed with the
                                                        Commission on October 23,
                                                        2001)

NorAm Financing I            Convertible Trust          Form of Amended and           Form S-3 Registration
                             Originated Preferred       Restated Declaration of       Statement of NorAm
                             Securities                 Trust for Non-convertible     # 33-64001
                             (Convertible TOPrS)        Preferred Securities listed   filed with the SEC on
                             Due June 30, 2026          as Exhibit 4.6                November 6, 1995


HL&P Capital Trust I         Trust Preferred            Supplemental Indenture No.    Form 8-K of
                             Securities                 3 dated as of August 31,      CenterPoint Energy
                             Series A                   2002, among CNP, REI and      dated August 31, 2002
                             Due March 31, 2046         The Bank of New York          # 333-69502
                                                        (supplementing the Junior     filed with the SEC on
                                                        Subordinated Indenture        September 3, 2002
                                                        dated as of February 1,
                                                        1997, under which REI's
                                                        junior Subordinated
                                                        Debentures related to
                                                        8.125% trust preferred
                                                        securities issued by HL&P
                                                        Capital Trust I and 8.257%
                                                        capital securities issued
                                                        by HL&P)

HL&P Capital Trust II        Capital Securities         Supplemental Indenture No.    Form 8-K of
                             Series B                   3 dated as of August 31,      CenterPoint Energy
                             Due February 1, 2037       2002, among CNP, REI and      dated August 31, 2002
                                                        The Bank of New York          # 333-69502
                                                        (supplementing the Junior     filed with the SEC on
                                                        Subordinated Indenture        September 3, 2002
                                                        dated as of February 1,
                                                        1997, under which REI's
                                                        junior Subordinated
                                                        Debentures related to
                                                        8.125% trust preferred
                                                        securities issued by HL&P
                                                        Capital Trust I and 8.257%
                                                        capital securities issued
                                                        by HL&P)

REI Trust I                  Trust Originated           Supplemental Indenture No.    Form 8-K of
                             Preferred Securities       2 dated as of August 31,      CenterPoint Energy
                             Series C                   2002, among CNP, REI, and     dated August 31, 2002
                             Due March 31, 2048         The Bank of New York          # 333-69502
                                                        (supplementing the junior     filed with the SEC on
                                                        Subordinated Indenture        September 3, 2002
                                                        dated as of February 15,
                                                        1999, under which REI's
                                                        Junior Subordinated
                                                        Debentures related to REI
                                                        Trust I's 7.20% trust
                                                        originated preferred
                                                        securities were issued)

CenterPoint Energy, Inc.     Bank Facility              (a) $2,500,000,000 Senior A   Form 10-K filed by
                             Due October 10, 2002       Credit Agreement dated as     Reliant Energy, Inc.
                             Unsecured                  of July 13, 2001 among        for the year ended
                                                        Houston Industries            December 31, 2001
                                                        FinanceCo LP, Reliant         # 1-3187
                                                        Energy, Incorporated and      filed with the SEC on
                                                        the lender thereto listed     April 15, 2002
                                                        as Exhibit 10(cc)

                                                        (b) $1,800,000,000
                                                        Senior B Credit
                                                        Agreement dated as of
                                                        July 13, 2001 among
                                                        Houston Industries
                                                        FinanceCo LP, Reliant
                                                        Energy, Incorporated and
                                                        the lender parties
                                                        thereto listed as
                                                        Exhibit 10(dd)

NAME OF OBLIGOR              TITLE OF ISSUE             INDENTURE                     PREVIOUSLY FILED
                                                        (OR OTHER FUNDAMENTAL
                                                        DOCUMENT)
CenterPoint Energy           Bank Facility              $400,000,000 Amended and      Form 10-K filed by
Houston Electric, LLC        Due October 10, 2002       Restated Revolving Credit     Reliant Energy, Inc.
                             Unsecured                  and Competitive Advance       for the year ended
                                                        Facilities Agreement dated    December 31, 2001
                                                        as of July 13, 2001 among     # 1-3187
                                                        Reliant Energy,               filed with the SEC on
                                                        Incorporated and the banks    April 15, 2002
                                                        named therein listed as
                                                        Exhibit 10(ee)

CenterPoint Energy           Bank Facility              (a) Revolving Credit          Form 10-K filed by
Resources Corp.              Due March 31, 2003         Agreement among NorAm         Reliant Energy
                             Unsecured                  Energy Corp. and the Banks    Resources Corp. for
                                                        party thereto and Citibank,   the year ended
                                                        N.A., as Agent dated as of    December 31, 2001
                                                        March 31, 1998 listed as      # 1-13265
                                                        Exhibit 4(g)(1)               filed with the SEC on
                                                                                      April 15, 2002
                                                        (b) Amendment Agreement
                                                        dated as of March 23, 1999
                                                        among Reliant Energy
                                                        Resources Corp., the
                                                        lenders parties thereto,
                                                        The Bank of Nova Scotia, as
                                                        Issuing Bank and Citibank,
                                                        N.A., as Agent listed as
                                                        Exhibit 4(g)(2)

                                                        (c) Second Amendment
                                                        Agreement and Consent dated
                                                        as of August 22, 2000 among
                                                        Reliant Energy Resources
                                                        Corp., the lenders party
                                                        thereto, The Bank of Nova
                                                        Scotia, as Issuing Bank,
                                                        and Citibank, N.A., as
                                                        Agent listed as Exhibit
                                                        4(g)(3)

                                                        (d) Third Amendment
                                                        Agreement and Consent,
                                                        dated as of July 13, 2001,
                                                        among Reliant Energy
                                                        Resources Corp., the
                                                        lenders party thereto, The
                                                        Bank of Nova Scotia, as
                                                        Issuing Bank, and Citibank,
                                                        N.A., as Agent listed as
                                                        Exhibit 4(g)(4)